Transactions with Related Parties	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Transactions with Related Parties:
4. Transactions with Related Parties:
The amounts included in the accompanying consolidated balance sheets and consolidated statements of operations are as follows:
	December 31,
	2015	2016
Balance Sheet
Due from related parties	$20,637	$6,674
Due from related parties (current) - Total	20,637	6,674

Due to related parties	(21,828)	(5,033)
Due to related parties (current) - Total	$(21,828)	$(5,033)

Due to related parties	-	(116,617)
Due to related parties (non - current) - Total	$-	$(116,617)

Accrued liabilities	$(1,059)	$(1,082)

	Year ended December 31,
Statement of Operations	2014	2015	2016
Time charter & Service Revenues - commission fees	$16,870	$7,366	$1,800
Voyage expenses	(6,758)	(4,521)	(390)
General and administrative expenses	(85,584)	(50,498)	(32,397)
Commissions for assets sold	-	(8,133)	(886)
Gain/(loss) from sale of vessel owning companies, net of commissions	-	-	(22,318)
Interest and finance costs	-	(3,679)	(1,789)

(Per day and per quarter information in the note below is expressed in United States Dollars/Euros)

TMS Bulkers Ltd. - TMS Tankers Ltd. - TMS Offshore Services Ltd.: Effective January 1, 2011, each of the Company's drybulk vessel-owning subsidiaries entered into management agreements with TMS Bulkers Ltd. ("TMS Bulkers"), and each of the Company's tanker ship-owning subsidiaries entered into management agreements with TMS Tankers Ltd. ("TMS Tankers") (together, TMS Bulkers and TMS Tankers are hereinafter referred to as the "Managers"). The Managers are beneficially owned by Mr. George Economou, the Company's Chairman and CEO.
TMS Bulkers provides comprehensive drybulk ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Bulkers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. Each vessel management agreement provides for a fixed management fee of Euro 1,500 ($1,577 based on the Euro/U.S. Dollar exchange rate at December 31, 2016) per vessel per day, which is payable in equal monthly installments in advance and could be adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012, the fixed management fee was adjusted by 3% to Euro 1,545 ($1,625 based on the Euro/U.S. Dollar exchange rate at December 31, 2016). Effective January 1, 2015, the fixed management fee was adjusted by 3% to Euro 1,591 ($1,673 based on the Euro/U.S. Dollar exchange rate at December 31, 2016). Effective January 1, 2016, the fixed management fee was adjusted by 3% to Euro 1,639 ($1,723 based on the Euro/U.S. Dollar exchange rate at December 31, 2016).
If TMS Bulkers is requested to supervise the construction of a newbuilding vessel, in lieu of the management fee, the Company will pay TMS Bulkers an upfront fee equal to 10% of the budgeted supervision cost. For any additional attendance above the budgeted superintendent expenses, the Company will be charged extra at a standard rate of Euro 500 (or $526 based on the Euro/U.S. Dollar exchange rate as of December 31, 2016) per day.
TMS Tankers provided comprehensive tanker ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Tankers' commercial management services included operations, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. Under the management agreements, TMS Tankers was entitled to a daily management fee per vessel of Euro 1,700 ($1,788 based on the Euro/U.S. Dollar exchange rate at December 31, 2016), payable in equal monthly installments in advance and could automatically be adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012, the fixed management fee was adjusted by 3% to Euro 1,751 ($1,841 based on the Euro/U.S. Dollar exchange rate at December 31, 2016). Effective January 1, 2015, the fixed management fee was adjusted by 3% to Euro 1,804 ($1,897 based on the Euro/U.S. Dollar exchange rate at December 31, 2016). TMS Tankers was entitled to a construction supervisory fee of 10% of the budgeted supervision cost for the vessels under construction, payable up front in lieu of the fixed management fee.
Under their respective agreements, the Managers are also entitled to (i) a discretionary incentive fee, (ii) a commission of 1.25% on charter hire agreements that are arranged by the Managers; and (iii) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that are arranged by the Managers and (iv) reimbursement of associated legal expenses.
In the event that the management agreements are terminated for any reason other than a default by the Managers or change of control of the vessel owning companies' ownership, the Company will be required to pay the management fee for a further period of three calendar months as from the date of termination. During the years ended December 31, 2015 and 2016, the Company incurred such charges amounting to $2,609 and $654, respectively, included in "General and administrative expenses" in the accompanying consolidated statement of operations.
In the event of a change of control of the vessel owning companies' ownership, the Company will be required to pay the Managers a termination payment, representing an amount equal to the estimated remaining fees payable to the Managers under the then current term of the agreement which such payment shall not be less than the fees for a period of 36 months and not more than a period of 48 months.
Each management agreement has an initial term of five years and will be automatically renewed for a five year period and thereafter extended in five year increments, unless the Company provides notice of termination in the fourth quarter of the year immediately preceding the end of the respective term.
Transactions with TMS Bulkers and TMS Tankers in Euros are settled on the basis of the average U.S. Dollar rate on the invoice date.
On October 21, 2015, the Company acquired 97.44% of the issued and outstanding share capital of Nautilus Offshore Services Inc. and on November 24, 2015, acquired the remaining 2.56% which indirectly through its subsidiaries owns six Offshore Support Vessels. (Note 8) The vessels are managed by TMS OffShore Services Ltd. ("TMS Offshore Services"), an entity controlled by the Company's Chairman and CEO, Mr. George Economou. The Company's offshore support vessel-owning subsidiaries, have management agreements with TMS Offshore Services, pursuant to which TMS Offshore Services provides overall technical and crew management to the Company's Platform Supply and Oil Spill Recovery vessels.
Under the management agreements, TMS Offshore is entitled to a daily management fee per vessel of Euro 1,061 ($1,116 based on the Euro/U.S. Dollar exchange rate at December 31, 2016), payable in equal monthly installments in advance and could automatically be adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%.
The Company expects to enter into new agreement with TMS Bulkers and TMS Offshore, to streamline the services offered by its managers as of January 1, 2017. In connection with the new agreement that entails an increased scope of services to be provided, including executive management, commercial, accounting, reporting, financing, legal, manning, catering, IT, attendance, insurance, technical and operations services, the Company terminated the consulting agreements with Fabiana Services S.A., Vivid Finance Limited and Basset Holdings Inc., entities controlled by the Company's Chairman and CEO Mr. George Economou and President and Chief Financial Officer Mr. Anthony Kandylidis as of December 31, 2016. The all-in base cost for providing the increased scope of services will be reduced to $1,643/day per vessel that is a 33% reduction from current levels, basis a minimum of 20 vessels, decreasing thereafter to $1,500/day per vessel. The new agreement entitles the managers to an aggregate performance bonus for 2016 amounting to $6,000 as well as a one-time setup fee of $2,000. Under the respective agreement, TMS Bulkers and TMS Offshore are also entitled to (i) a discretionary performance fee, (ii) a commission of 1.25% on charter hire agreements that are arranged by TMS Bulkers or TMS Offshore; and (iii) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that are arranged by TMS Bulkers or TMS Offshore, (iv) a financing and advisory commission of 0.50% and (v) reimbursement of out of pocket and travel expenses. The Company also expects to enter into new agreement with TMS Cardiff Gas and TMS Tankers Ltd. regarding its newly acquired tanker and gas carrier vessels. (Note 21)
Cardiff Drilling Inc.: Effective January 1, 2013, Ocean Rig Management Inc. ("Ocean Rig Management"), a wholly-owned subsidiary of Ocean Rig, entered into a Global Services Agreement with Cardiff Drilling Inc. ("Cardiff Drilling") a company controlled by Mr. George Economou, the Company's Chairman and CEO, pursuant to which Ocean Rig Management engaged Cardiff Drilling to act as consultant on matters of chartering and sale and purchase transactions for the offshore drilling units operated by Ocean Rig. Under the Global Services Agreement, Cardiff Drilling, or its subcontractor, (i) provided consulting services related to the identification, sourcing, negotiation and arrangement of new employment for offshore assets of Ocean Rig and its subsidiaries; and (ii) identified, sourced, negotiated and arranged the sale or purchase of the offshore assets of Ocean Rig and its subsidiaries. In consideration of such services, Ocean Rig would pay Cardiff Drilling a fee of 1.0% in connection with employment arrangements, 0.75% in connection with sale and purchase activities and would also reimburse associated legal expenses. Costs from the Global Services Agreement were expensed in the consolidated statements of operations or capitalized as a component of "Advances for drilling units under construction and related costs" being a directly attributable cost to the construction, as applicable. The consultancy agreement had a term of five years and could be terminated (i) at the end of its term unless extended by mutual agreement of the parties; and, (ii) at any time by the mutual agreement of the parties.
Cardiff Marine Inc: On January 2, 2014, the Company entered into an agreement with certain clients of Cardiff Marine Inc., a company controlled by Mr. George Economou, the Company's Chairman and CEO, for the grant of seven rights of first refusal to acquire seven Newcastlemax newbuildings, should they wish to sell these vessels at some point in the future. The Company may exercise any one, several or all of the rights. Each right is valid until one day before the contractual date of delivery of each vessel. These newbuildings are scheduled for delivery during 2017.
George Economou: As the Company's Chairman, CEO and principal shareholder with a 0.2% shareholding on common stock as of December 31, 2016 and taking into consideration his 100% ownership of the Company's 29,166 shares (233,333 shares before the 1-for-8 reverse stock split) of Series D Preferred Stock which have 100,000 votes per share and shall not be convertible into common shares of the Company, Mr. George Economou has control over the actions of the Company.
On June 8, 2015, Ocean Rig successfully completed the offering of 28,571,428 shares of its common stock, par value $0.01 per share, at a price of $7.00 per share. As part of the offering, Mr. George Economou, the Company's Chairman and CEO, purchased $10,000, or 1,428,571 shares, of common stock in the offering at the public offering price.
Other: On April 30, 2015, the Company through its subsidiaries, entered into ten Memoranda of Agreements with entities controlled by Mr. George Economou, the Company's Chairman and CEO, for the sale of four Suezmax tankers and six Aframax tankers (Note 7). On September 9, 2015, the Company entered into sales agreements with entities controlled by Mr. George Economou, the Company's Chairman and CEO, for the sale of 14 vessel owning companies (owners of ten Capesize and four Panamax carriers) and three Capesize bulk carriers (Note 7).
On February 15, 2016, the Company announced that the sale of the vessel owning companies of its Capesize vessels, the Fakarava, Rangiroa and Negonego (included in the 14 vessel owning companies discussed above) to entities controlled by its Chairman and CEO Mr. George Economou had failed and on March 24, 2016, entered into new sales agreement with entities controlled by Mr. George Economou, for the sale of the shares in the above vessel owning companies. (Note 7)
On September 16, 2016 and October 26, 2016, the Company also entered into sales agreements with entities controlled by Mr. George Economou, the Company's Chairman and CEO, for the sale of the shares of the owning companies of the Panamax vessel Oregon and the Panamax vessels Amalfi and Samatan, respectively. (Note 7)

Fabiana Services S.A.: On October 22, 2008, the Company entered into a consultancy agreement with Fabiana, a Marshall Islands entity beneficially owned by the Company's Chairman and CEO, Mr. George Economou, with an effective date of February 3, 2008, as amended. Under the agreement, Fabiana provided the services of the Company's Chairman and Chief Executive Officer. The term of the agreement had been amended for a period of five years commencing on February 3, 2013 unless terminated earlier in accordance with the agreement. Pursuant to the agreement, the Company was obliged to pay an annual remuneration to Fabiana. Fabiana was also entitled to cash or equity-based bonuses to be awarded at the Company's sole discretion. In addition, Fabiana could terminate the agreement for good reason and in such event the Company would be obliged to pay a lump sum amount. Effective December 31, 2016, the consultancy agreement with Fabiana was terminated at no cost by mutual agreement of the parties.
Azara Services S.A.: Effective from January 1, 2013, Ocean Rig entered through one of its wholly owned subsidiaries into a consultancy agreement with Azara Services S.A. ("Azara"), a Marshall Islands entity beneficially owned by our Chairman and Chief Executive Officer Mr. George Economou, for the provision of consultancy services relating to the services of Mr. George Economou in his capacity as Chief Executive Officer of Ocean Rig. The agreement had an initial term of five years and could be renewed or extended with the consent of both parties. Under the terms of the agreement, Ocean Rig was obliged to pay an annual remuneration to Azara. Azara was also entitled to cash or equity-based bonuses to be awarded at Ocean Rig's sole discretion. Ocean Rig could terminate the agreement for cause, as defined in the agreement, in which case Azara would not be entitled to further payments of any kind. Upon termination of the agreement without cause, or in the event the agreement was terminated within three months of a change of control, as defined in the agreement, Ocean Rig was obliged to pay a lump sum amount. Azara could terminate the agreement without cause upon three months written notice. In addition, Azara could terminate the agreement for good reason and in such event Ocean Rig would be obliged to pay a lump sum amount.
Basset Holdings Inc.: Under the consultancy agreement effective from January 1, 2015, between the Company and Basset Holdings Inc. ("Basset"), a related party entity incorporated in the Republic of Marshall Islands, Basset provided consultancy services relating to the services of Mr. Anthony Kandylidis in his capacity as President and Chief Financial Officer of the Company. The agreement had an initial term of five years and could be renewed or extended for one-year successive terms with the consent of both parties. Under the terms of the agreement, the Company was obliged to pay an annual remuneration to Basset. Basset was also entitled to cash or equity-based bonuses to be awarded at the Company's sole discretion. The Company could terminate the agreement for cause, as defined in the agreement, in which case Basset would not be entitled to further payments of any kind. Upon termination of the agreement without cause, as defined in the agreement, the Company would be obliged to pay a lump sum amount. Basset could terminate the agreement without cause upon three months written notice. In addition, Basset could terminate the agreement for good reason and in such event, the Company would be obligated to pay a lump sum amount. Effective December 31, 2016, the consultancy agreement with Basset was terminated at no cost by mutual agreement of the parties.
Effective June 1, 2012, Ocean Rig entered through one of its' wholly owned subsidiaries into a consultancy agreement with Basset, for the provision of the services of Mr. Antony Kandylidis in his capacity as President of  Ocean Rig. The agreement had an initial term of five years and could be renewed or extended for one-year successive terms with the consent of both parties. Under the terms of the agreement, Ocean Rig was obliged to pay an annual remuneration to Basset. Basset was also entitled to cash or equity-based bonuses to be awarded at the Ocean Rig's sole discretion. Ocean Rig could terminate the agreement for cause, as defined in the agreement, in which case Basset would not be entitled to further payments of any kind. Upon termination of the agreement without cause, or in the event the agreement was terminated within three months of a change of control, as defined in the agreement, Ocean Rig would be obliged to pay a lump sum amount. Basset could terminate the agreement without cause upon three months written notice. In addition, Basset could terminate the agreement for good reason and in such event, Ocean Rig would be obligated to pay a lump sum amount.
Cardiff Tankers Inc.: Under charter agreements for all of the Company's tankers, Cardiff Tankers Inc. ("Cardiff Tankers"), a related party entity incorporated in the Republic of the Marshall Islands, provided services related to the sourcing, negotiation and execution of charters, for which it was entitled to a 1.25% commission on charter hire earned by those tankers.
Vivid Finance Limited: Under the consultancy agreement effective from September 1, 2010 between the Company and Vivid Finance Limited ("Vivid"), a company controlled by the Chairman and Chief Executive Officer of the Company, Mr. George Economou, Vivid provided the Company with financing-related services such as (i) negotiating and arranging new loan and credit facilities, interest rate swap agreements, foreign currency contracts and forward exchange contracts, (ii) renegotiating existing loan facilities and other debt instruments, and (iii) the raising of equity or debt in the capital markets. In exchange for its services, Vivid was entitled to a fee equal to 0.20% on the total transaction amount. The consultancy agreement had a term of five years and could be terminated (i) at the end of its term unless extended by mutual agreement of the parties; (ii) at any time by the mutual agreement of the parties. Effective January 1, 2013, the Company, amended the agreement with Vivid to limit the scope of the services provided under the agreement to DryShips and its subsidiaries or affiliates, except for Ocean Rig and its subsidiaries.  In essence, post-amendment, the consultancy agreement between DryShips and Vivid was in effect for the Company's tanker, drybulk and offshore support shipping segments only. Effective December 31, 2016, the consultancy agreement with Vivid was terminated at no cost by mutual agreement of the parties.
Effective January 1, 2013, Ocean Rig Management, a wholly-owned subsidiary of Ocean Rig, entered into a new consultancy agreement with Vivid, on the same terms and conditions as in the consultancy agreement, dated as of September 1, 2010, between the Company and Vivid, except that under the new agreement, Ocean Rig was obligated to pay directly the fee of 0.20%  to Vivid on the total transaction amount in consideration of the services provided by Vivid in respect of Ocean Rig's offshore drilling business, whereas under the consultancy agreement between the Company and Vivid, this fee was paid by the Company. The consultancy agreement had a term of five years and could be terminated (i) at the end of its term unless extended by mutual agreement of the parties; and, (ii) at any time by the mutual agreement of the parties.
Ocean Rig UDW Inc.: On November 18, 2014, the Company entered into a $120,000 Exchangeable Promissory Note (the "Note") with a subsidiary of its former subsidiary Ocean Rig. The Note from Ocean Rig to the Company bore interest at a LIBOR plus margin rate and was due in May 2016. On June 4, 2015, the Company and Ocean Rig signed an amendment under the $120,000 Note to, among other things, partially exchange $40,000 of the Note for 4,444,444 of Ocean Rig's shares owned by the Company, amend the interest of the Note and pledge to Ocean Rig 20,555,556 of Ocean Rig stock owned by the Company. On August 13, 2015, the Company reached an agreement with Ocean Rig and exchanged the remaining outstanding balance of $80,000 owed to Ocean Rig under the $120,000 Note, for 17,777,778 shares of Ocean Rig previously owned by the Company. The remaining 2,777,778 shares of Ocean Rig, which were pledged, were released and returned to the Company.
During the year ended December 31, 2015, the Company incurred interest expense and amortization and write off of financing fees amounting to $3,281 under this loan agreement.

On March 29, 2016, the Company entered into 60 day time charter agreements for the offshore support vessels Crescendo and Jubilee with a subsidiary of Ocean Rig, to assist with the stacking of Ocean Rig's drilling units in Las Palmas.

On April 5, 2016, the Company sold all of its shares in Ocean Rig, to a subsidiary of Ocean Rig for total cash consideration of approximately $49,911. The sale proceeds were used to partly reduce the outstanding amount under the Revolving Credit Facility provided to the Company by an entity controlled by the Company's Chairman and Chief Executive Officer, Mr. George Economou and for general corporate purposes. In addition, the Company reached an agreement under the revolving credit facility with Sifnos whereby the lender agreed to, among other things release its lien over the Ocean Rig shares. This transaction was approved by the disinterested members of the Company's Board of Directors on the basis of a fairness opinion. As of April 5, 2016, the Company no longer holds any equity interest in Ocean Rig.

Sifnos Shareholders Inc.: On October 21, 2015, as amended on November 11, 2015, the Company entered into a Revolving Credit Facility of up to $60,000 with an entity controlled by Mr. George Economou, the Company's Chairman and CEO, for general working capital purposes. The Revolving Credit Facility was secured by the shares that the Company held in Nautilus Offshore Services Inc., and by a first priority mortgage over one Panamax dry-bulk carrier. The Revolving Credit Facility had a tenor of three years. Under this agreement, the lender had the right to convert a portion of the outstanding Revolving Credit Facility into shares of the Company's common stock or into shares of common stock of Ocean Rig held by the Company. The conversion would be based on the volume weighted average price of either stock plus a premium. Furthermore, the Company, as the borrower under this agreement, had the right to convert $10,000 of the outstanding Revolving Credit Facility into 8,333 preferred shares (66,667 before the 1-for-8 reverse stock split) of the Company. On October 21, 2015 and December 22, 2015 the Company drew down the amounts of $20,000 and $10,000, respectively under the Revolving Credit Facility.
On December 30, 2015, the Company exercised its right to convert $10,000 of the outstanding principal amount of the Revolving Credit Facility into 8,333 shares (66,667 before the 1-for-8 reverse stock split) of Series B Convertible Preferred Stock of the Company. Each share of Series B Convertible Preferred Stock had the right to vote with the common shares on all matters on which the common shares were entitled to vote as a single class, and the shares of Series B Convertible Preferred Stock had five votes per share.  The shares of Series B Convertible Preferred Stock were to be mandatorily converted into common shares of DryShips on a one to one basis within three months after the issuance thereof or any earlier date selected by the Company in its sole discretion.
On March 24, 2016, the Company entered into an agreement to increase the Revolving Credit Facility. The Revolving Credit Facility was amended to increase the maximum available amount by $10,000 to $70,000, to give the Company an option to extend the maturity of the facility by 12 months to October 21, 2019 and to cancel the option of the lender to convert the outstanding Revolving Credit Facility to the Company's common stock.
Additionally, subject to the lender's prior written consent, the Company had the right to convert $8,750 of the outstanding balance of the Revolving Credit Facility into 29,166 preferred shares (233,333 before the 1-for-8 reverse stock split) of the Company, with a voting power of 5:1 (vis-à-vis common stock) and would mandatorily convert into common stock on a 1:1 basis within 3 months after such conversion. As part of the transaction the Company also entered into a Preferred Stock Exchange Agreement to exchange the 8,333 Series B Convertible Preferred Shares (66,667 before the 1-for-8 reverse stock split) held by the lender for $8,750. The Company subsequently cancelled the Series B Convertible Preferred Stock previously held by the lender effective March 24, 2016.
On March 29, 2016, the Company drew down the amount of $28,000 under the revolving credit facility.
On April 5, 2016, the Company sold all of its shares in Ocean Rig, to a subsidiary of Ocean Rig for total cash consideration of approximately $49,911 and used $45,000 from the proceeds, to partly reduce the outstanding amount under the Revolving Credit Facility. In addition, the Company reached an agreement under the Revolving Credit Facility whereby the lender agreed to, among other things (i) release its lien over the Ocean Rig shares and, (ii) waive any events of default, subject to a similar agreement being reached with the rest of the lenders to the Company, in exchange for a 40% loan to value maximum loan limit, being introduced under this facility. In addition, the interest rate under the loan was reduced to 4% plus LIBOR.
On September 9, 2016, the Company entered into an agreement to convert $8,750 of the outstanding balance of the Revolving Credit Facility into 29,166 Series D Preferred shares of the Company (233,333 shares before the 1-for-8 reverse stock split). Each preferred share has 100,000 votes and shall not be convertible into common stock of the Company. Also on September 21, 2016, the Company drew down the amount of $7,825 under the Revolving Credit Facility.
On October 31, 2016, the Company sold the shares of the owning companies of three Panamax vessels the Amalfi, Galveston and Samatan, and as part of the transaction, entered into an agreement to increase the Revolving Credit Facility with Sifnos. The Revolving Credit Facility was amended to increase the maximum available amount by $5,000 to $75,000 and to give the Company an option within 365 days to convert $7,500 of the outstanding loan into the Company's common shares. As part of the sale of the vessel owning companies, the Company paid the amount of $58,619 to the new owners, being the difference between the purchase price and the outstanding balance of the respective debt facility, by increasing by the same amount the outstanding balance of the Revolving Credit Facility. Therefore, following the above transaction, the outstanding principal amount under the Revolving Credit Facility was $69,444. This transaction was approved by the independent members of the Company's Board of Directors on the basis of vessel valuations and a fairness opinion.
On November 30, 2016, Sifnos became the lender of record under two Syndicated Loans previously arranged by HSH Nordbank, with an outstanding balance of an aggregate of $85,066 under the ex-HSH Syndicated Facilities. (Note 11)
On December 15, 2016, the Company made a prepayment of $33,510 under the Revolving Credit Facility.
On December 30, 2016, the Company entered into a New Senior Secured Revolving Facility (“New Revolving Facility”) with Sifnos for the refinancing of the majority of its outstanding debt. Under the terms of the New Revolving Facility, Sifnos has extended a new loan of up to $200,000 that is secured by all of the Company's present and future assets except for the vessel Raraka. The New Revolving Facility carries an interest rate of Libor plus 5.5%, is non-amortizing, has a tenor of 3 years, has no financial covenants, was arranged with a fee of 2.0% and has a commitment fee of 1.0%. In addition, Sifnos has the ability to participate in realized asset value increases of the collateral base in a fixed percentage of 30%. The transaction was approved by the Company's independent members of the board and a fairness opinion was obtained in connection with this transaction.

Further to the above, the outstanding balance under the New Revolving facility as of December 31, 2016, was $121,000 and the respective deferred finance costs amounted to $4,383.
The aggregate available undrawn amount under the Revolving Credit Facility and the New Revolving facility at December 31, 2015 and 2016, respectively was $30,000 and $79,000, respectively.
The weighted-average interest rates on the above outstanding facilities were: 8.78% and 7.24% for the years ended December 31, 2015 and 2016, respectively.
Dividends:  On May 8, 2014, Ocean Rig's Board of Directors declared a quarterly cash dividend with respect to the quarter ended March 31, 2014 of $0.19 per common share, to shareholders on record as of May 20, 2014. The dividend was paid in May, 2014. On July 21, 2014, Ocean Rig's Board of Directors declared a quarterly cash dividend with respect to the quarter ended June 30, 2014 of $0.19 per common share, to shareholders on record as of August 1, 2014. The dividend was paid in August, 2014. On October 15, 2014, Ocean Rig's Board of Directors declared a quarterly cash dividend with respect to the quarter ended September 30, 2014, of $0.19 per common share, to shareholders on record as of October 31, 2014. The dividend was paid in November, 2014.
Ocean Rig paid dividends amounting to $30,563, to shareholders other than the Company, during the year ended December 31, 2014.
On February 24, 2015, Ocean Rigs' Board of Directors declared its fourth quarterly cash dividend with respect to the quarter ended December 31, 2014, of $0.19 per common share, to Ocean Rig shareholders of record as of March 10, 2015. The dividend was paid in March 2015. On May 6, 2015, Ocean Rig's Board of Directors declared its fifth quarterly cash dividend with respect to the quarter ended March 31, 2015, of $0.19 per common share, to Ocean Rig shareholders of record as of May 22, 2015. The dividend was paid in May 2015.
Ocean Rig paid dividends amounting to $20,526, to shareholders other than the Company, during the year ended December 31, 2015.
On July 29, 2015, Ocean Rig's Board of Directors decided to suspend its quarterly dividend until market conditions improve.